UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2012 (August 21, 2012)

Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-538 (Commission File Number)	13-0435685 (IRS Employer Identification No.)
555 Madison Avenue New York, NY, USA (Address of principal executive offices)	10022 (Zip Code)
(866) 447-8636 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On August 7, 2012, Ampal-American Israel Corporation (the “Company”) issued a press release announcing its intention to disclose, at the request of the Israeli Securities Authority, in connection with a restructuring of the Company’s Series A, Series B and Series C Debentures (collectively, the “Debentures”) certain currently non-public information (the “Information”) that was provided to Entropy Financial Research Services Ltd. ("Entropy") pursuant to a non-disclosure agreement with Entropy.

The Information is detailed below:

1.
The Company's directors and officers liability policies, which are furnished as Exhibit 99.1 and issued by XL Insurance Company Limited, Lloyds Syndicate 2003 (Catlin), Liberty Mutual Insurance Europe Limited, Axis Insurance and Starr Underwriting Agents Limited, which policies are described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on Form DEF 14A on April 30, 2012;

2.
A valuation (the “Valuation”) of Merhav (M.N.F.) Ltd.'s ("Merhav") Sugarcane Ethanol Project (the “Project”) in which one of the Company's wholly owned subsidiaries exercised, subject to certain conditions, an option to convert an existing loan to Merhav (consisting of $20 million of principal plus accrued interest) into a 25% equity interest in the Project being developed by Merhav, all as detailed in an option exercise agreement executed by the Company (as disclosed in the Company’s previous filings and disclosures).  The Valuation, dated December 2011, is furnished as Exhibit 99.2 and was prepared by Houlihan Lokey Financial Advisors, Inc., which had been retained by the Company to provide a valuation of the Project.  The economic value of the Project, which is reflected in the Valuation, was most recently disclosed in the presentation attached as Exhibit 99.1 to the Company's Form 8-K filed with the SEC on July 18, 2012 (the “Form 8-K”);

3.	A presentation of the Project, prepared by Merhav and dated February 2012, is furnished as Exhibit 99.3;

4.
The Company's anticipated sources and uses through the end of 2013 which was disclosed in the presentation attached to the Form 8-K, with additional information regarding the assumptions used in such anticipated sources and uses furnished as Exhibit 99.4;

5.
Annual Report for the fiscal year ended December 31, 2011 of Gadot Chemical Tankers and Terminals Ltd. (“Gadot”), the Company's indirect wholly owned subsidiary (fully consolidated in the Company's financial reports), prepared in accordance with International Financial Reporting Standards (IFRS), furnished as Exhibit 99.5, together with certain information provided only verbally to Entropy, which is included in such Exhibit as the accompanying highlights of Gadot's Annual Report;

6.
A presentation prepared by Freshfields Bruckhaus Deringer LLP, the Company's outside counsel with respect to the Bilateral Investment Treaty Claims (“BIT Claims”), furnished as Exhibit 99.6, regarding the BIT Claims submitted by the Company and by other shareholders of East Mediterranean Gas Company, S.A.E., an Egyptian joint stock company (“EMG”), against the State of Egypt, such litigation having been described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC on March 30, 2012 (the “Form 10-K”) and other public filings;

7.
The Company issued a Press Release dated July 11, 2012 relating to negotiations of a possible investment and sale of a minority interest in Gadot. The potential investor is an international investment fund (the “Fund”), which is considering the possibility of investing $72 million in shares of Gadot, $10 million of the proceeds of such investment would be upstreamed to the Company and used thereby to repay part of its debt to Israel Discount Bank Ltd. ("IDB") (which debt had been used to finance the purchase of Gadot's shares). In addition, Gadot would assume $10 million of the debt owed to IDB. As consideration therefor, the Fund would be issued an approximately 35% interest in Gadot, subject to certain adjustments.  In addition, the Company is holding preliminary negotiations with other potential international investors for the sale of all or a portion of the remaining interest in Gadot upon the closing of the transaction with the Fund. There are no assurances that such negotiations will be successful or that any agreements will be signed for an investment in Gadot; and

8.
Following the Company's previous announcements of its efforts regarding EMG, all as further detailed in the Form 10-K and other public filings, the Company's and Mr. Yosef A. Maiman's (the President, CEO and member of the controlling shareholder group of the Company) continuing conversations in Egypt in coordination with the US, Thai partners and others, for both the BIT Claims and the restoration of EMG's business activities. Such efforts and activities include negotiations, meetings, conversations and lobbying. The content of those negotiations was not disclosed.

This Current Report on Form 8-K and the Exhibits attached hereto may include forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and information, including projections of financial performance, relating to the Company that were based on the beliefs of management or the author of the applicable Exhibit, as the case may be, of the Company as well as assumptions made by and information available to the management of the Company or author of the applicable Exhibit, as the case may be, at the time the Exhibit was prepared. When used herein or in the Exhibits, the words “project” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and similar expressions identify forward-looking statements. Such statements reflect the  views of the Company or the author of the Exhibit (at the time such Exhibit was prepared) with respect to future events or future financial performance of the Company, the outcome of which is subject to certain risks and other factors which could cause actual results to differ materially from those anticipated by the forward-looking statements, including among others, the economic and political conditions in Israel, the Middle East, including the situation in Egypt, and in the global business and economic conditions in the different sectors and markets where the Company’s portfolio companies operate.  However, this information is not fact and should not be relied upon as being necessarily indicative of future results.  These risks and uncertainties include, but are not limited to, those described in “Item 1A - Risk Factors” and elsewhere in the Form 10-K and those described from time to time in the Company’s future reports filed with the SEC.  The facts set forth in the Exhibits may no longer be true and the assumptions in such Exhibits may no longer be reasonable.  Any conclusions contained in the Exhibits were conclusions made as of the date of the Exhibits and may no longer be reasonable.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT	DESCRIPTION
99.1	The Directors and Officers’ Policies of Ampal-American Israel Corporation, for the period of January 1, 2012 to January 1, 2013.
99.2	Valuation of Merhav (M.N.F.) Ltd.'s Sugarcane Ethanol Project 2 by Houlihan Lokey, dated December 2011.
99.3	A presentation of the Sugarcane Ethanol Project, prepared by Merhav (M.N.F.) Ltd. and dated February 2012.
99.4	Expected sources and uses and related assumptions of the Company until the end of 2013.
99.5	Annual Report of Gadot Chemical Tankers and Terminals Ltd. for the fiscal year ended December 31, 2011.
99.6	Presentation prepared by Freshfields Bruckhaus Deringer LLP regarding the Bilateral Investment Treaty Claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPAL-AMERICAN ISRAEL CORPORATION

Date: August 21, 2012	By:	/s/ Yoram Firon
Name: Yoram Firon
Title: Vice President - Investments and Corporate Affairs and Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	The Directors and Officers’ Policies of Ampal-American Israel Corporation, for the period of January 1, 2012 to January 1, 2013.
99.2	Valuation of Merhav (M.N.F.) Ltd.'s Sugarcane Ethanol Project 2 by Houlihan Lokey, dated December 2011.
99.3	A presentation of the Sugarcane Ethanol Project, prepared by Merhav (M.N.F.) Ltd. and dated February 2012.
99.4	Expected sources and uses and related assumptions of the Company until the end of 2013.
99.5	Annual Report of Gadot Chemical Tankers and Terminals Ltd. for the fiscal year ended December 31, 2011.
99.6	Presentation prepared by Freshfields Bruckhaus Deringer LLP regarding the Bilateral Investment Treaty Claims.